SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): June 21, 2000



                        EXCEL TECHNOLOGY, INC.
          ................................................
          (Exact name of registrant as specified in charter)



     Delaware                   0-19306                    11-2780242
  ..............              ...........              .................
 (State or other              (Commission             (I.R.S.  Employer
  jurisdiction of             File Number)            identification No.)
  incorporation)

              41 Research Way, E. Setauket, New York 11733
              ............................................
                 (Address of principal executive offices)



Registrant's telephone number, including area code: (631) 784-6100
                                                    ..............





ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         (a)  Former independent accountants

              (i) On June 21, 2000, Excel Technology, Inc. (the "Registrant") dismissed KPMG LLP ("KPMG") as its independent accountants, and appointed Ernst & Young, LLP ("Ernst") as its new independent auditors. The decision to discontinue the services of KPMG was approved by the Registrant's Board of Directors upon the recommendation of the Registrant's Audit Committee.

              (ii) The reports of KPMG on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

              (iii) During the Registrant's two most recent fiscal years and through June 21, 2000, there has been no disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in their report.

              (iv) The Registrant has provided KPMG with a copy of this disclosure and has requested that KPMG furnish the Registrant with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from KPMG, dated June 28, 2000, is filed as Exhibit 16 to this Form 8-K.


         (b)  New independent accountants

              (i) As stated above, on June 21, 2000, the Registrant retained Ernst as independent auditors for the Registrant for 2000.

              (ii) The Registrant has not previously consulted with Ernst on the application of accounting principles to a specified transaction, or on the type of audit opinion that might be rendered on the Registrant's financial statements.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (c)  Exhibits

         16.  The letter from KPMG, dated June 28, 2000.


                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EXCEL TECHNOLOGY, INC.

Date: June 28, 2000                 By:    /s/  J. Donald Hill
                                           ...........................
                                           J. Donald Hill, Chairman
                                           and Chief Executive Officer

                             EXHIBIT INDEX


Exhibit No.     Description

EX-16 Letter from KPMG LLP dated June 28, 2000 regarding termination of appointment as principal accountants for Excel Technology, Inc.



EXHIBIT 16


KPMG LLP
1305 Walt Whitman Road
Suite 200
Melville, NY  11747-4302

                                                 June 28, 2000



Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for Excel Technology, Inc. ("Excel") and, under the date of January 21, 2000, we reported on the consolidated financial statements of Excel and subsidiaries as of and for the years ended December 31, 1999 and 1998. On June 21, 2000, our appointment as principal accountants was terminated. We have read Excel's statements included under Item 4(a) of its Form 8-K dated June 28, 2000, and we agree with such statements, except that we are not in a position to agree or disagree with Excel's statement that the change in auditors was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors.

                                                 Very truly yours,
                                                 /s/ KPMG LLP
                                                 ..................
                                                     KPMG LLP